UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 17, 2006

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2254007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania	19610
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02               Results of Operation and Financial Condition.

On October 17, 2006, Leesport Financial Corp. (the “Company”) distributed a press release announcing its earnings for the period ended September 30, 2006.  The amounts reported as average balances for (i) investment securities and interest bearing cash and (ii) earning assets for the three- and nine-months ended September 30, 2006 in the press release issued on October 17, 2006 contained typographical errors.  The correct amounts of the Company’s average balances of investment securities and interest bearing cash are $180,791 thousand (not $203,787 thousand) for the three-months ended September 30, 2006 and $183,426 thousand (not $208,200 thousand) for the nine-months ended September 30, 2006.  The correct amounts of the Company’s average balances of earning assets are $903,034 thousand (not $926,030 thousand) for the three-months ended September 30, 2006 and $880,354 thousand (not $905,128 thousand) for the nine-months ended September 30, 2006. Exhibit 99.1 has been revised to correct these typographical errors.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

99.1         Press release of Leesport Financial Corp. announcing earnings for the period ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: October 18, 2006

	By:	/s/ Robert D. Davis
Robert D. Davis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Leesport Financial Corp. announcing earnings for the period ended September 30, 2006